Exhibit 99.1

Faraday Future Announces World Champion Race Car Driver

Justin Bell as the First FF 91 2.0 Futurist Alliance User and

Developer Co-Creation Officer of the Second Group of Users of

the Company’s Phase-2 Co-Creation Delivery

•	A series of activities are now underway during Monterey Car Week, including announcing additional renowned figures representing various industries as FF 91 owners and Developer Co-Creation officers at the FF Developer Co-Creation Festival.

•	Faraday Future also announced today that it received stockholder approval for a reverse stock split and authorized share cap at its special meeting.

Los Angeles, CA (August 16, 2023) -- Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that Justin Bell, a second-generation, world champion race car driver from England, has signed a sales agreement and Developer Co-Creation agreements with the Company. As part of this exciting development, Bell will serve as a Developer Co-Creation Officer and is the first user of the second group of the FF 91 2.0 Futurist Alliance users, who are part of FF’s Phase-2 Co-Creation Delivery. This milestone showcases the Company’s unwavering commitment towards executing the second phase of its three-phase delivery plan. The Company plans to announce another Hall of fame world champion racer on the 17th during FF’s Developer Co-Creation signing ceremony on August 17th.

Through collaborative partnerships with external Developer Co-Creation Officers such as Bell, the Company believes that it will gain a substantial value across various aspects such as product development, quality enhancement, brand marketing, elite group engagement, including celebrities and influencers, technological development and advancement, and after-sales services.

In a racing career that spanned 25 years, Bell won the 1997 FIA GT World Championship and the 1998 Le Mans 24 Hours, as well as numerous victories and podium finishes in all forms of the sport. Following a successful racing career, Bell has made a vibrant transition to TV and hosting on the web. Bell currently hosts The Torque Show and Drive to Wynn, a racing podcast broadcast live from inside Blue Wire Studios at Wynn Las Vegas.

“We want to welcome Justin as both an FF 91 2.0 Futurist Alliance user as well as a Developer Co-Creation Officer,” said Xuefeng Chen (XF), Global CEO of FF. “FF is committed to continuously delivering the Ultimate AI TechLuxury FF 91 2.0 Futurist Alliance to additional spire users as we move ahead.”

Concurrent with the first vehicle delivery milestone that recently occurred, the Developer Co-Creation Festival series of events is now underway. FF will attend the “FuelRun” event beginning today, August 16th and the 17th and “Motorlux” on August 16th, during the Monterey Car Week. The Company will invite Developer Co-Creation Officers, including the first users of the Phase-2 Co-Creation delivery, and Developer Co-Creation candidates to attend the Developer Co-Creation signing ceremony on August 17th.

FF also announced that during a special meeting of stockholders held today, stockholders approved (among other proposals) a proposal authorizing the Company’s Board of Directors (the “Board”) to effect a reverse stock split of the outstanding shares of the Company’s common stock at a range between 1-for-2 and 1-for-90. The reverse stock split, if implemented, will have the effect of increasing the number of authorized and unissued shares of common stock. In addition, at the special meeting, stockholders approved, if and only if the reverse stock split is implemented at a ratio of 1-for-8 or greater, a proposal to limit the number of shares of authorized common stock, if necessary, to a number equal to 12,355,000,000 divided by the reverse stock split ratio determined by the Board. This proposal essentially caps the number of total authorized shares of common stock after the implementation of the reverse stock split to a number that is seven times the amount of total current authorized shares.

This approval is expected to provide sufficient shares to clear the path for additional future financing to best support FF 91 Futurist ramp up and the Company’s other strategic goals.

Additional information regarding the Company’s reverse stock split proposal and authorized share cap proposal are available in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on July 20, 2023. The full and final voting results of the reverse stock split proposal, the authorized share cap proposal and the other proposals presented at the special meeting can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2023.

Online registration for FF Developer Co-Creation Officers is now available on the FF App and FF.com. Candidates will be admitted based on referrals from pre-order users or Developer Co-Creation Officers subject to approval from FF. The Developer Co-Creation Officer recruitment platform can be accessed here: http://app-us.ff.com/ff-v3/news/551?lang=en-US

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/  or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App: https://www.ff.com/us/mobile-app/.

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

https://www.ff.com/us/mobile-app/

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture/

FORWARD LOOKING STATEMENTS

This press release “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the Company’s ability to meet its future production and delivery plan, the success of the Developer Co-Creator program, the consummation of the reverse stock split and the authorized share cap, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include , among others: the Board setting the exact stock split ratio, if at all, the Board of approving the filing of an amendment to the Second Amended and Restated Certificate of Incorporation, as amended, decreasing the amount of authorized shares of common stock, if at all, the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs (including timely receipt of parts and satisfactory safety testing); the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors”  section of the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 12, 2023, the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2023, and other documents filed by the Company from time to time with the SEC. . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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